As filed with the Securities and Exchange Commission on June 7, 2001
                                               Registration No. 333-____________
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM S-8
                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933


                         BRUSH ENGINEERED MATERIALS INC.
             (Exact Name of Registrant as Specified in Its Charter)



              OHIO                                    34-1919973
  (State or Other Jurisdiction             (I.R.S. Employer Identification No.)
of Incorporation or Organization)


                  17876 St. Clair Avenue, Cleveland, Ohio 44110
           (Address of Principal Executive Offices Including Zip Code)

            BRUSH ENGINEERED MATERIALS INC. 1997 STOCK INCENTIVE PLAN
     FOR NON-EMPLOYEE DIRECTORS (As Amended and Restated as of May 1, 2001)
                            (Full Title of the Plan)

                               Michael C. Hasychak
                     Vice President, Secretary and Treasurer
                         Brush Engineered Materials Inc.
                             17876 St. Clair Avenue
                              Cleveland, Ohio 44110
                     (Name and Address of Agent For Service)

                                 (216) 486-4200

          (Telephone Number, Including Area Code, of Agent For Service)

                         CALCULATION OF REGISTRATION FEE

-------------------------- ---------------------- ----------------------- ------------------------- ----------------------

Title of                   Amount to be           Proposed Maximum        Proposed Maximum          Amount of
Securities to              Registered (1)         Offering Price          Aggregate                 Registration
be Registered                                     Per Share (2)           Offering Price (2)        Fee
-------------------------- ---------------------- ----------------------- ------------------------- ----------------------

Common Stock,
without par value (3)      100,000                $ 21.63                $ 2,163,000              $ 540.75

-------------------------- ---------------------- ----------------------- ------------------------- ----------------------

(1) Pursuant to Rule 416 of the Securities Act of 1933 (the "Securities Act"), this Registration Statement also registers such additional shares of Common Stock of Brush Engineered Materials Inc., without par value ("Common Shares"), as may become issuable pursuant to the anti-dilution provisions of the Brush Engineered Materials Inc. 1997 Stock Incentive Plan for Non-Employee Directors (as Amended and Restated as of May 1, 2001) (the "Plan").

(2) Estimated solely for calculating the amount of the registration fee, pursuant to paragraphs (c) and (h) of Rule 457 of the General Rules and Regulations under the Securities Act, on the basis of the average of the high and low prices of a Common Share on the New York Stock Exchange on June 4, 2001, within five business days prior to filing.

(3) One right (each, a "Right") to purchase Series A Junior Participating Preferred Stock of Brush Engineered Materials Inc. will be issued with each Common Share. The terms of the Rights are described in the Form 8-A filed by Brush Engineered Materials Inc. on May 16, 2000.

                         Exhibit Index Appears on Page 2

                                     PART II

     This Registration Statement on Form S-8 relates to the registration of additional Common Shares under an employee benefit plan for which a Registration Statement on Form S-8 relating to Common Shares has already been filed and remains effective. Pursuant to General Instruction E to Form S-8, the contents of the following documents are hereby incorporated by reference:

      - The Registration Statement on Form S-8, filed by Brush Wellman Inc. (to which Brush Engineered Materials Inc. is a successor issuer) on September 14, 1998 (Registration No. 333-63355); and

      - Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 described above, filed by Brush Engineered Materials Inc. on May 17, 2000 (Registration No. 333-63355).


ITEM 8.  EXHIBITS.

          4(a) 1997 Stock Incentive Plan for Non-Employee Directors (As Amended and Restated as of May 1, 2001) (filed as Appendix B to the Proxy Statement of Brush Engineered Materials Inc., filed by Brush Engineered Materials Inc. on March 19, 2001, Commission File No. 1-7006), incorporated herein by reference.

          4(b) Amended and Restated Articles of Incorporation of Brush Engineered Materials Inc. (filed as Annex B to the Registration Statement on Form S-4 filed by Brush Engineered Materials Inc. on February 1, 2000 (Registration No. 333-95917), incorporated herein by reference.

          4(c) Amended and Restated Code of Regulations of Brush Engineered Materials Inc. (filed as Exhibit 4(b) to the Current Report on Form 8-K filed by Brush Wellman Inc. on May 16, 2000), incorporated herein by reference.

          4(d) Rights Agreement, dated as of May 10, 2000, by and between Brush Engineered Materials Inc. and National City Bank, N.A. as Rights Agent (filed as Exhibit 4(a) to the Current Report on Form 8-K filed by Brush Engineered Materials Inc. on May 16, 2000), incorporated herein by reference.

          5     Opinion of Counsel.

          23(a) Consent of Independent Auditors.

          23(b) Consent of Counsel (included in Exhibit 5).

          24 Power of Attorney for each officer and director of Brush Engineered Materials Inc. signing this Registration Statement through an attorney-in-fact.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on June 7, 2001.

                   BRUSH ENGINEERED MATERIALS INC.


                   By: /s/ Michael C. Hasychak
                   ------------------------------------------------------------
                   Michael C. Hasychak, Vice President, Secretary and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

               Signature                                       Title                                 Date
               ---------                                       -----                                 ----

        *                                     Chairman of the Board, President, Chief            June 7, 2001
--------------------------------------        Executive Officer and Director
Gordon D. Harnett                             (principal executive officer)


        *                                     Vice President Finance and Chief                   June 7, 2001
--------------------------------------        Financial Officer (principal financial
John D. Grampa                                and accounting officer)


        *                                     Director                                           June 7, 2001
--------------------------------------
Albert C. Bersticker

        *                                     Director                                           June 7, 2001
--------------------------------------
Charles F. Brush, III


        *                                     Director                                           June 7, 2001
--------------------------------------
David L. Burner

        *                                     Director                                           June 7, 2001
--------------------------------------
David H. Hoag

        *                                     Director                                           June 7, 2001
--------------------------------------
Joseph P. Keithley

        *                                     Director                                           June 7, 2001
--------------------------------------
William P. Madar

        *                                     Director                                           June 7, 2001
--------------------------------------
N. Mohan Reddy Ph.D.


        *                                     Director                                           June 7, 2001
--------------------------------------
William R. Robertson

        *                                     Director                                           June 7, 2001
--------------------------------------
John Sherwin, Jr.


     * Michael C. Hasychak, the undersigned attorney-in-fact, by signing his name hereto, does hereby sign and execute this Registration Statement on behalf of the above indicated officers and directors (constituting a majority of the directors) pursuant to a power of attorney filed as Exhibit 24 to this Registration Statement.

June 7, 2001                          By:  /s/  Michael C. Hasychak
                                           -------------------------------------
                                           Michael C. Hasychak, Attorney-in-Fact

                                  EXHIBIT INDEX
                                  -------------


          4(a) 1997 Stock Incentive Plan for Non-Employee Directors (As Amended and Restated as of May 1, 2001) (filed as Appendix B to the Proxy Statement of Brush Engineered Materials Inc., filed by Brush Engineered Materials Inc. on March 19, 2001, Commission File No. 1-7006), incorporated herein by reference.

          4(b) Amended and Restated Articles of Incorporation of Brush Engineered Materials Inc. (filed as Annex B to the Registration Statement on Form S-4 filed by Brush Engineered Materials Inc. on February 1, 2000 (Registration No. 333-95917), incorporated herein by reference.

          4(c) Amended and Restated Code of Regulations of Brush Engineered Materials Inc. (filed as Exhibit 4(b) to the Current Report on Form 8-K filed by Brush Wellman Inc. on May 16, 2000), incorporated herein by reference.

          4(d) Rights Agreement, dated as of May 10, 2000, by and between Brush Engineered Materials Inc. and National City Bank, N.A. as Rights Agent (filed as Exhibit 4(a) to the Current Report on Form 8-K filed by Brush Engineered Materials Inc. on May 16, 2000), incorporated herein by reference.

          5     Opinion of Counsel.

          23(a) Consent of Independent Auditors.

          23(b) Consent of Counsel (included in Exhibit 5).

          24 Power of Attorney for each officer and director of Brush Engineered Materials Inc. signing this Registration Statement through an attorney-in-fact.